SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 17, 2003

(Date of Report)

(Date of Earliest Event Reported)

TARGETED GENETICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-23930	91-1549568
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, WA 98101

(Address of Principal Executive Offices, Including Zip Code)

(206) 623-7612

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.

On June 17, 2003, Targeted Genetics Corporation completed a public offering of 7,777,778 shares (the “Shares”) of its common stock at a price of $2.25 per share, for gross proceeds of $17,500,001 million. The Shares were offered under the Company’s shelf registration statement on Form S-3 (File 333-74976), as amended. In connection with this offering, Orrick, Herrington & Sutcliffe LLP, counsel to Targeted Genetics, has delivered an opinion with respect to the validity of the Shares. A copy of this opinion is attached as Exhibit 5.1 to this current report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)    Exhibits.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (reference is made to Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGETED GENETICS CORPORATION

Date: June 23, 2003	By:	/s/ TODD E. SIMPSON
Todd E. Simpson Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (reference is made to Exhibit 5.1)